                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                AUGUST 15, 2005

                        ---------------------------------

                        (Date of earliest event reported)

                           CELL WIRELESS CORPORATION.

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             (Exact name of registrant as specified in its charter)

              Nevada                      000-49849              88-0483722

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  (State or other jurisdiction of         Commission           (I.R.S. Employer

  incorporation or organization)          File Number         Identification No.)

                            4625 East Broadway, Suite 203

                              Tucson, Arizona 85711

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               (Address of principal offices, including Zip Code)

                                 (520) 881-4632

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              (Registrant's telephone number, including area code)

Item 1.01. Entry into a Material Definitive Agreement.

         On November 15, 2004, Cell Wireless Corporation under the previous name of Arizona Aircraft Spares, Inc., a Nevada corporation ("Arizona") entered into an Asset Purchase Agreement ("Agreement")with 1Cellnet LLC, a Delaware company ("1Cellnet" or the "Sellers"). Arizona is issuing to 1Cellnet a percentage of shares of Arizona equal to eighty percent(80%) of the total number of shares of Arizona outstanding at the date of the Agreement and with the issuance of those shares acquiring substantially all of the assets and assuming the liabilities of 1Cellnet. The particulars of this acquisition were unknown until a renegotiation took place on March 9, 2005 at which time a new agreement was struck.  The parties agreed to complete the transaction according to disclosures herein.  The filings herein describe the final agreements, audited financial statements and the proforma financial statements of the operations of the predecessor companies for their previous eighteen months of operations that included their entire existence.

Item 2.01 Completion of Acquisition of Assets.

Please see Item 1.01 of this current report.

Item 3.02 Unregistered Sales of Equity Securities.

Please see Item 1.01 of this current report.

Item 9.01 Financial Statements and Exhibits

Audited financial statements and pro-forma statements of 1Cellnet, LLC and its predecessor companies, 1Cellnet Connect 2 US PTY Limited and Global TLC Connections PTY Limited are attached and are made a part of this Form 8-K.  Proforma financial statements are attached with footnotes describing the contracts and the results of the combined audited financials.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, as amended, the

Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Cell Wireless Corporation

By: /s/ John Bohringer

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Chief Executive Officer

Date:    August 15, 2005

Cell Wireless Corporation

Form 8-K

August 15, 2005

List of Attachments

Proforma Financial Statements:

      Proforma Balance Sheets with conversion to US Dollar

      Proforma Income Statements with Conversion to US Dollar

            All Periods of Audited Predecessor Statements

      Footnotes to Proforma Financial Statements

Audited Financial Statements:

      1Cellnet Connect 2 US PTY Limited – Six Months Ended December 31, 2004

      Global TLC Connections PTY Limited – Six Months Ended December 31, 2004

      1Cellnet Connect 2 US PTY Limited – Year Ended June 30, 2004

      Global TLC Connections PTY Limited – Year Ended June 30, 2004

CELL WIRELESS CORPORATION

PROFORMA FINANCIAL STATEMENTS

BALANCE SHEETS

JANUARY 1, 2005

	1Cellnet	Global	Additions (Eliminations)	Total AUD	USD at $.78	Cell Wireless Assets	Combined Balance Sheet 1-1-05
Assets Cash in Bank	$157,985	$10	$(10)	$157,985	$157,985	$364	$158,349
Accounts receivable	1,157,119	622,720	(1,779,839)	0			0
Other Assets		31,010	43,435 (31,010)	43,435	33,880		33,880
Furniture & equipment	397,680	323,182	(347,998)	372,864	290,834		290,834
Intellectual property	4,000,000			4,000,000	3,080,000		3,080,000
Investment in AASI						1	1
Total assets	$5,712,784	$976,922		$4,574,284	$3,562,699	$365	$3,563,064

Liabilities
Accounts payable	$2,388,438	$15,025	84,413 (1,388,274)	$1,099,602	$892,442	$92,168	$984,610
Provision for Taxes	997,300	282,349	(1,279,649)	0	0
Note payable						192,475	192,475
Total liabilities	3,885,738	297,374		1,099,602	892442	284,643	1,077,085
Stockholders’ equity
Capital stock	10	10	59,079 (20)		59,079	36,218	95,297
Additional. paid in capital			3,474,682	3,474,682	2,611,178		2,611,178
Retained earnings	2,327,036	679,538	(3,474,682) 468,108			(320,496)	(320,496)
Total stockholders’ equity	2,327,046	679,548		3,474,682	2,670,257	(284,278)	2,385,979
Total liabilities & stockholders’ equity	$5,712,784	$976,922		$4,574,284	$3,562,699	$365	$3,563,064

  The accompanying footnotes are an integral part of these proforma financial statements.

CELL WIRELESS CORPORATION

PROFORMA FINANCIAL STATEMENTS

INCOME STATEMENTS

For the Six Months Ended December 31, 2004

and The Year Ended June 30, 2004

	1Cellnet LLC	Global TLC	Total AUD	Total USD	1Cellnet LLC	Global TLC	Total AUD	Total USD
	Six Months Ended December 31, 2004				For the Year Ended June 30, 2004
Sales	$5,675,527	$325,410	$6,000,937	$4,680,731	$2,866,743	$15,793,208	$18,659,951	$14,554,762
Cost Of Sales	1,651,444	105,333	1,756,777	1,370,286	2,191,958	13,755,164	15,947,122	12,438,755
Gross Margin	4,024,083	220,077	4,244,160	3,310,445	674,785	2,038,044	2,712,829	2,116,007
Operating Expenses	1,252,911	122,215	1,375,126	1,072,601	53,131	1,163,019	1,216,150	948,597
Depreciation	64,844		64,844	50,576	3,646	2,119	5,765	4,497
Total Operating Expenses	1,317,755	122,215	1,439,970	1,123,177	56,777	1,165,138	1,221,915	953,094
Net income before tax	2,706,328	97,862	2,804,190	2,187,268	618,008	872,906	1,490,914	1,162,913
Income tax	811,898	29,359	841,257	656,180	185,403	261,871	447,274	348,874
Net income	$1,894,430	$68,503	$1,962,933	$1,531,088	$432,605	$611,035	$1,043,640	$814,039

CELL WIRELESS CORPORATION

FOOTNOTES TO PROFORMA FINANCIAL STATEMENTS

JANUARY 1, 2005

Note 1. Significant accounting policies.

The Proforma Financial Statements shown above are prepared based on Generally Accepted Accounting Principles of the United States of America.  The audited financial statements of 1Cellnet Connect 2 US PTY Limited and Global TLC Connections PTY Limited that accompany this report were prepared in accordance with Australian Auditing Standards.

The audited financial statements for the Australian companies are reporting balance sheets and income statements for the six months ended December 31, 2004 and the years ended June 30, 2004.  This represents the entire period for which these companies were in Business.  Global was formed in October, 2003, and 1Cellnet was formed in February 2004.  Both companies have fiscal years ending on June 30.  The income statements of the combined companies for 2004 will be included in the comparative income statements of Cell Wireless during the year ending December 31, 2005 and its quarterly filings.

These reports have been modified to conform to United States GAAP and converted for foreign currency exchange at the published rate of $.78 US dollar for each $1.00 Australian Dollar.

The acquisition, which provided Cell Wireless with an operating entity after the spin off of its subsidiary, Arizona Aircraft Spares, Inc., was completed on March 9, 2005 and the effective date was January 1, 2005 per agreement of the parties.  The surviving entity is Cell Wireless Corporation, the reporting entity herein.  The assets acquired were those of 1Cellnet, LLC, a Delaware, USA limited liability company and 1Cellnet Connect 2 US Pty Limited, an Australian wholly owned subsidiary of 1Cellnet, LLC.  1Cellnet Connect 2 US PTY Limited had acquired all of the operating assets and assumed the liabilities of Global TLC Connections, PTY Limited, an Australian company engaged in multi level marketing of telephone services. Cell Wireless acquired substantially all of the assets of 1Cellnet but did not acquire all assets nor did they assume all of the liabilities of 1Cellnet.  Audited financial statements prepared by an Australian Chartered Accountant are attached to this Form 8-K filing.

The net acquisition price in USD was determined to be $3,562,699 net price for the assets acquired and was paid for by the assumption of $892,442 in debt and the balance of $2,670,257 was paid for with the common stock.  The equity payment in the amount of 76,230,016 shares of common stock transferred to the shareholders of 1Cellnet, LLC composed of 17,158,397 transferred from Mr. Peppitoni, the controlling shareholder of Cell Wireless, and 59,078,619 new issue shares.

Note 2. Description of the  merger and acquisition of assets

Spin Off Of Arizona Aircraft Spares, Inc.

During the year ended December 31, 2004, the Company was negotiating to complete the purchase of the assets of 1Cellnet LLC (a Delaware company, a net work marketing company in the business of providing wireless telephone long distance services to individuals and businesses. On March 9, 2005, the Company completed the acquisition 1CellNet assets with an agreement to make the acquisition effective January 1, 2005.

On November 15, 2004, the Company entered into the first agreement with 1Cellnet LLC, as follows:

         1.       Cell Wireless would spin off 80% of Arizona Aircraft Spares by issuing common stock of Arizona to Cell Wireless Shareholders and Management of the operating subsidiary and after the authorization of 10,000,000 shares of common stock for Arizona Aircraft Spares, Inc.  The shares were authorized and partially distributed on December 29, 2004. Cell Wireless was to receive 2,000,000 common restricted shares, the Cell Wireless Shareholders were to receive 4,000,000 common restricted shares (distributed pro-rata for holdings at December 31, 2004) and Management of the company were to receive the balance of 2,000,000 common restricted shares in the spun off entity.  Cell Wireless currently values this investment at nil and carries it on the books at $1.00.

         2.       1Cellnet LLC agreed to transfer its assets to Cell Wireless Corporation and to pay $600,000 to the spun off Arizona Aircraft Spares, Inc. at closing and prior to November 30, 2004. 1Cellnet, LLC paid $100,000 on November 15 2004 and the closing date was moved to January 1, 2005. An addendum to the contract dated March 9, 2005 stipulated full payment was to be completed with $300,000 cash and a $200,000 promissory note.

         3.       The agreement provided for a reverse merger with substantially all of the operating assets and intellectual property of 1Cellnet, LLC to be transferred to Cell Wireless for 76,230,016 shares of common stock.  The shareholders of 1Cellnet, LLC were to receive 17,158,397 from Mr. Vito Peppitoni, the previous controlling shareholder of Cell Wireless, and 59,078,619 new issue shares.

A modified agreement was struck and the asset acquisition completed on March 9, 2005. (See "Subsequent events: reverse merger with 1Cellnet, LLC Assets" below.)

Note 3. Subsequent Events: Reverse Merger with 1Cellnet, LLC Assets

Subsequent to the original filing of the form 8-K describing the acquisition, a number of clauses in the asset purchase and stock purchase agreement were amended. The amendments and concluded agreement executed on March 9, 2005 are as follows.

Under the terms of the original agreement, 1Cellnet was to pay the amount of $600,000 to Arizona Aircraft Spares, Inc. ('Arizona') and complete the transfer of selected assets to Cell Wireless Corporation at November 15, 2004. 1Cellnet was required to pay the $600,000 USD to Arizona on or before November 30, 2004. This cash payment was to be used by Arizona to retire the debt owed to its controlling shareholder, Mr. Vito Peppitoni.  Mr. Peppitoni was to receive 1,000,000 warrants to purchase stock at $1.00 per share and was to retain 2,500,000 shares of Cell Wireless restricted common stock.  Mr. Peppitoni was also to resign from the Company and transfer 17,158,397 common shares to 1Cellnet. 1Cellnet would then transfer title to its intellectual property and other operating assets to Cell Wireless Corporation.

Under the amended agreement, Vito Peppitoni received a total of $400,000 cash payments and $35,000 cash payment in the form of penalties. $335,000 of these funds was paid in 2005 and $100,000 was paid on November 15, 2004 at the original closing. Mr. Peppitoni also received a promissory note in the amount of $200,000 payable with monthly payments of $15,000 until paid in full. In addition, Mr. Peppitoni received 1,000,000 additional warrants to acquire Cell Wireless common stock at $0.30 per share.

The closing on March 9, 2005 provided for no recourse by AASI or Mr. Peppitoni against CLWL or the assets transferred to CLWL by 1Cellnet.  Upon signing of the amended agreement, all of the operating assets and intellectual property of 1Cellnet were transferred to Cell Wireless Corporation on March 9, 2005. 76,237,016 restricted common shares of Cell Wireless Corporation stock was issued on April 13, 2005 to 1Cellnet shareholders and assignees. 1Cellnet shareholders and assignees would receive 80% of the total outstanding shares of stock resulting from the above series of transactions and they received control of the public company Cell Wireless Corporation.

Cell Wireless had spun off its only subsidiary, Arizona Aircraft Spares, Inc. at December 30, 2004 and reported the spin off as a discontinued operation.  Comparative combined income statements would not be meaningful and are therefore not presented herein.

Note 4. Adjustments to Proforma financial statements

Eliminations include those assets and liabilities that were not included in the acquisition.  The former company assets included the following that were not acquired.

1. Accounts receivable, shareholder loans and inter-company loans were deemed uncollectible and were written off in the amount of $1,779,839 AUD. Cell Wireless acquired these accounts and wrote the value down to zero as a reserve for non-collection.

2. Other assets deemed not applicable to operations in the amount of $31,010 AUD was written off and $43,435 AUD for prepayment of rents were recorded in lieu of inter-company loans.

3. Automobiles not transferred and assets not available in the amount of $347,998 AUD were eliminated.

4. Accounts payable not assumed in the amount of $1,303,861 AUD were eliminated.

5. Income tax provisions not assumed in the merger in the amount of $1,279,649 AUD were eliminated.

6.  The value of the common stock issued amounted to $59,079 USD at par and the net value of additional paid in capital from the issue of restricted common shares amounted to $2,611,178 USD.

Note 5 Intangible Assets acquired

No goodwill was recognized in the acquisition and none was recorded.  Other intangible assets consisted of intellectual property totaling $3,080,000 USD that was acquired by 1Cellnet from Global in July of 2004 and included in the assets acquired from 1Cellnet by Cell Wireless.  This asset is being amortized by Cell Wireless using the straight line method over a 15 year period at $205,000 per year and is considered a tax deductible expense.  The Australian companies did not amortize this asset in the income statements.

End of footnotes to Proforma Financial Statements.